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              CONSENT OF INDEPENDENT AUDITORS

         We consent to the reference to our firm under the captions "Financial Highlights", "Shareholder Services -
Statements and Reports" and "General Information -
Independent Auditors" and to the use of our report dated
October 29, 1998, in this Registration Statement (Form N-1A
33-60560) of Alliance Municipal Income Fund II.


                                  /s/ ERNST & YOUNG LLP


New York, New York
January 27, 1999



































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